UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 09/18/2008

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

MD	000-51262	20-0068852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway

Norcross, GA 30092-3365

(Address of principal executive offices, including zip code)

770-449-7800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements. The following financial statements of the Lenox Park Buildings and the Lindbergh Center Buildings are submitted in this Form 8-K and are filed herewith and incorporated herein by reference.

(b)	Pro Forma Financial Information. See Paragraph (a) above.

Page
Lenox Park Buildings

Independent Auditors’ Report	F-1

Statements of Certain Operating Expenses Over Revenues for the year ended December 31, 2007 and the three months ended March 31, 2008 (unaudited)	F-2

Notes to Statements of Certain Operating Expenses Over Revenues for the year ended December 31, 2007 and the three months ended March 31, 2008 (unaudited)	F-3

Lindbergh Center Buildings

Independent Auditors’ Report	F-5

Statements of Certain Operating Expenses Over Revenues for the year ended December 31, 2007 and the six months ended June 30, 2008 (unaudited)	F-6

Notes to Statements of Certain Operating Expenses Over Revenues for the year ended December 31, 2007 and the six months ended June 30, 2008 (unaudited)	F-7

Wells Real Estate Investment Trust II, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-10

Pro Forma Balance Sheet as of June 30, 2008 (unaudited)	F-11

Pro Forma Statement of Operations for the year ended December 31, 2007 (unaudited)	F-14

Pro Forma Statement of Operations for the six months ended June 30, 2008 (unaudited)	F-16

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND III, L.P. (Registrant)

By:	WELLS CAPITAL, INC.
General Partner

By:	/s/ Douglas P. Williams
Douglas P. Williams Senior Vice President

Date: September 17, 2008

INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

Atlanta, Georgia

We have audited the accompanying statement of certain operating expenses over revenues of the Lenox Park Buildings (the “Buildings”) for the year ended December 31, 2007. This statement is the responsibility of the Buildings’ management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Buildings’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Buildings’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of certain operating expenses over revenues was prepared for the purpose of complying with the rules of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Buildings’ revenues and expenses.

In our opinion, the statement of certain operating expenses over revenues referred to above presents fairly, in all material respects, the certain operating expenses and revenues described in Note 2 of the Buildings for the year ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

May 23, 2008

Lenox Park Buildings

Statement of Certain Operating Expenses Over Revenues

For the year ended December 31, 2007 (audited)

and the three months ended March 31, 2008 (unaudited)

(in thousands)

	2008	2007
	(Unaudited)
Revenues:
Rental revenue (Note 3)	$—	$—
Interest income	3,607	14,429

Total revenues	3,607	14,429
Expenses:
Ground lease interest expense	3,607	14,429
Repairs and maintenance	156	746
Security	132	568
Cleaning	130	520
Parking	106	683
Management fees	54	236
Other	49	236

Total expenses	4,234	17,418

Certain operating expenses over revenues	$(627)	$(2,989)

See accompanying notes.

Lenox Park Buildings

Note to Statement of Certain Operating Expenses Over Revenues

For the year ended December 31, 2007 (audited)

and the three months ended March 31, 2008 (unaudited)

1.	Description of Real Estate Property Acquired

On May 8, 2008, Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), through a wholly owned subsidiary, acquired two four-story office buildings, one seven-story office building, one nine-story office building and one 12-story office building (the “Buildings”). The Buildings contain approximately 1,040,000 rentable square feet and are located on approximately 16.6 acres in Atlanta, Georgia. Fee title to the land on which two of the buildings are located is owned by the Development Authority of Dekalb County (the “Development Authority”). The Buildings were acquired from Bellsouth Telecommunications, Inc. Total consideration for the acquisition was approximately $275.3 million, exclusive of closing costs. Wells REIT II is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. Wells REIT II was incorporated on July 3, 2003 and has elected to be taxed as a real estate investment trust for federal income tax purposes.

2.	Basis of Accounting

The accompanying statement of certain operating expenses over revenues is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, certain interest and corporate expenses. Therefore, the statement will not be comparable to the statements of operations of the Buildings after their acquisition by Wells REIT II.

3.	Significant Accounting Policies

Revenues

The acquisition of the Buildings represents a sale-leaseback. AT&T Services, Inc. (“AT&T Services”), a wholly owned subsidiary of the AT&T, Inc., occupies 100% of the Buildings. Prior to the acquisition of the Buildings by Wells REIT II, there was no lease in place for AT&T Services’ space. Therefore, no base rent or tenant reimbursements attributable to AT&T Services’ space is presented in the accompanying statement of certain operating expenses over revenues for the periods presented.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	Description of Leasing Arrangements

On May 8, 2008, Wells REIT II entered into long-term lease agreements with AT&T Services for 100% of the Buildings’ rentable square footage. The AT&T Services leases have terms ranging from 10 years to 15 years. Under the terms of the AT&T Services lease, the tenant is required to reimburse to landlord all of the Buildings’ operating expenses.

5.	Future Minimum Rental Commitments

Future minimum rents related to the AT&T Services leases for the years ended December 31 are as follows (in thousands):

2008	$11,863
2009	18,471
2010	18,748
2011	19,029
2012	19,315
Thereafter	197,725

$285,151

Subsequent to May 8, 2008, AT&T Services will contribute 100% of the future minimum rental income from the leases in place at that date.

6.	Taxable Revenue Bond and Ground Lease

During the year ended December 31, 2007 and the three months ended March 31, 2008, fee title to the land on which two of the buildings are situated was held by the Development Authority, which issued a Development Authority of Dekalb County Taxable Revenue Bond (the “Bond”) totaling $216.0 million in connection with the construction of the buildings. Certain real property tax abatement benefits are available to Wells REIT II because the fee title to the land is held by the Development Authority. The property tax abatement benefits will expire in 2013. The amount of rent payable under the ground lease (which Wells REIT II owes) and the amount of interest receivable on the Bond (to which Wells REIT II is entitled) are approximately the same and are presented in the accompanying statement of certain operating expenses over revenues as ground lease expense and interest income, respectively. The Bond bears interest at 6.68% annually. Wells REIT II will acquire fee title to the land upon exercise of an option to purchase contained in the ground lease. Wells REIT II is not likely to exercise the purchase options until the tax abatement benefits expire.

7.	Interim Unaudited Financial Information

The statement of certain operating expenses over revenues for the three months ended March 31, 2008 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

Atlanta, Georgia

We have audited the accompanying statement of certain operating expenses over revenues of the Lindbergh Center Buildings (the “Buildings”) for the year ended December 31, 2007. This statement is the responsibility of the Buildings’ management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Buildings’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Buildings’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of certain operating expenses over revenues was prepared for the purpose of complying with the rules of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Buildings’ revenues and expenses.

In our opinion, the statement of certain operating expenses over revenues referred to above presents fairly, in all material respects, the certain operating expenses and revenues described in Note 2 of the Buildings for the year ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

August 20, 2008

Lindbergh Center Buildings

Statements of Certain Operating Expenses Over Revenues

For the year ended December 31, 2007 (audited)

and the six months ended June 30, 2008 (unaudited)

(in thousands)

	2008	2007
	(Unaudited)
Revenues:
Rental revenue (Note 3)	$—	$—
Interest income (Note 6)	7,400	14,800

Total revenues	7,400	14,800
Expenses:
Capital lease interest expense (Note 6)	7,400	14,800
Ground lease expense (Note 7)	593	1,186
Cleaning	245	507
Repairs and maintenance	191	425
Security	134	350
Management fees	94	187
Other	157	336

Total expenses	8,814	17,791

Certain operating expenses over revenues	$(1,414)	$(2,991)

See accompanying notes.

Lindbergh Center Buildings

Notes to Statements of Certain Operating Expenses Over Revenues

For the year ended December 31, 2007 (audited)

and the six months ended June 30, 2008 (unaudited)

1.	Description of Real Estate Property Acquired

On July 1, 2008, Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), through a wholly owned subsidiary, acquired two 14-story office buildings containing approximately 955,000 rentable square feet located on approximately 3.0 acres in Atlanta, Georgia (the “Buildings”), subject to a ground lease. The Buildings were acquired from Bellsouth Telecommunications, Inc. (the “Seller”). Total consideration for the acquisition was approximately $285.0 million, exclusive of closing costs. In connection with acquiring the Buildings, Wells REIT II assumed a $250.0 million investment in a development authority bond and a corresponding $250.0 million obligation under a capital lease (see Note 6). Wells REIT II is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. Wells REIT II was incorporated on July 3, 2003 and has elected to be taxed as a real estate investment trust for federal income tax purposes.

2.	Basis of Accounting

The accompanying statements of certain operating expenses over revenues are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, certain interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Buildings after their acquisition by Wells REIT II.

3.	Significant Accounting Policies

Revenues

The acquisition of the Buildings represents a sale-leaseback. AT&T Services, Inc. (“AT&T Services”), a wholly owned subsidiary of AT&T, Inc., occupies 100% of the Buildings. Prior to the acquisition of the Buildings by Wells REIT II, there was no lease in place for AT&T Services’ space. Therefore, no base rent or tenant reimbursements attributable to AT&T Services’ space is presented in the accompanying statement of certain operating expenses over revenues.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	Description of Leasing Arrangements

On July 1, 2008, Wells REIT II entered into a long-term lease agreement with AT&T Services for 100% of the Buildings’ rentable square footage. The AT&T Services lease has an approximate 12-year term. Under the terms of the AT&T Services lease, the tenant is required to reimburse all of the Buildings’ operating expenses to the landlord.

5.	Future Minimum Rental Commitments

Future minimum rents related to the AT&T Services lease for the years ended December 31 are as follows (in thousands):

2008	$9,948
2009	20,032
2010	20,306
2011	20,584
2012	20,866
Thereafter	177,558

$269,294

Subsequent to July 1, 2008, AT&T Services will contribute 100% of the future minimum rental income from the lease in place at that date.

6.	Investment in Development Authority Bond and Obligation Under a Capital Lease

In connection with the acquisition of the Buildings, Wells REIT II assumed investments in a development authority bond and a corresponding obligation under a capital lease of the Buildings. The Fulton County Development Authority issued a bond to the developer to finance the initial development of the Buildings, which was then leased back to the developer under a capital lease. This structure enabled the developer to receive property tax abatements over the concurrent term of the development authority bond and capital lease. The remaining property tax abatement benefits, which expire in 2012, transferred to Wells REIT II upon assumption of the bond and corresponding capital lease. The related amounts of interest income and expense are recognized as earned in equal amounts and, accordingly, do not impact net income. The bond bears interest at 5.92% annually. Wells REIT II will acquire fee title to the Buildings upon exercise of an option to purchase contained in the capital lease. Wells REIT II is not likely to exercise the purchase option until the tax abatement benefits expire.

7.	Ground Lease

During the year ended December 31, 2007 and the six months ended June 30, 2008, fee title to the land on which the Buildings are situated was held by a third party, which leased the land to the Fulton County Development Authority, which, in turn, leased back to the Seller. The existing ground lease expires on July 31, 2030 and Wells REIT II holds options to renew the ground lease through July 31, 2099. Upon expiration of the ground lease, title to the Buildings will vest in the ground lessor. The Buildings recognized ground lease expense of approximately $1.2 million for the year ended December 31, 2007 and approximately $0.6 million (unaudited) for the six months ended June 30, 2008.

Future minimum rental expense related to the ground lease for the years ended December 31 are as follows (in thousands):

2008	$1,186
2009	1,186
2010	1,186
2011	1,186
2012	1,186
Thereafter	102,589

$108,519

8.	Interim Unaudited Financial Information

The statement of certain operating expenses over revenues for the six months ended June 30, 2008 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”) included in its annual report filed on Form 10-K for the year ended December 31, 2007 and its quarterly report filed on Form 10-Q for the six months ended June 30, 2008. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties.

The following unaudited pro forma balance sheet as of June 30, 2008 has been prepared to give effect to the acquisitions of the Lindbergh Center Buildings and the Three Glenlake Building (the “Q3 2008 Acquisitions”) as if the acquisitions occurred on June 30, 2008. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including, but not limited to, capital raised through the issuance of additional common stock through the acquisition date of the Three Glenlake Building and pay-down of acquisition-related debt subsequent to the pro forma balance sheet date.

The following unaudited pro forma statement of operations for the six months ended June 30, 2008 has been prepared to give effect to the acquisitions of the 13655 Riverport Drive Building, the 11200 West Parkland Avenue Building, the Lenox Park Buildings (the “Q1 and Q2 2008 Acquisitions”) and the Q3 2008 Acquisitions (collectively, the “2008 Acquisitions”) as if the acquisitions occurred on January 1, 2007.

The following unaudited pro forma statement of operations for the year ended December 31, 2007 has been prepared to give effect to the acquisitions of the One Century Place Building, the 120 Eagle Rock Building, the East Foothills Boulevard Buildings, the 7031 Columbia Gateway Drive Building, the 222 East 41st Street Building, the Bannockburn Lake III Building, the 1200 Morris Drive Building, the South Jamaica Street Buildings, the 25th Avenue West Buildings (the “2007 Acquisitions”) and the 2008 Acquisitions as if the acquisitions occurred on January 1, 2007. The 3000 Park Lane Land, the Cranberry Woods Drive Land and the Three Glenlake Building had no operations during the year ended December 31, 2007 and, accordingly, have not been included in the pro forma statement of operations for the year ended December 31, 2007.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2007 Acquisitions and the 2008 Acquisitions been consummated as of January 1, 2007. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the Q3 2008 Acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

JUNE 30, 2008

(in thousands)

(unaudited)

ASSETS

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments						Pro Forma Total
		Q3 2008 Acquisitions				Other
		Lindbergh Center		Three Glenlake
Assets:
Real estate assets, at cost:
Land	$532,799	$—		$7,500	(b)	$141	(c)	$540,457
				17	(c)
Buildings and improvements, less accumulated depreciation	2,569,210	214,344	(b)	75,533	(b)	2,010	(c)	2,861,357
		46	(c)	214	(c)
Intangible lease assets, less accumulated amortization	583,545	56,644	(b)	15,475	(b)	—		655,664
Construction in progress	34,820	—		—		—		34,820

Total real estate assets	3,720,374	271,034		98,739		2,151		4,092,298
Cash and cash equivalents	41,544	(3,316	)(b)	(32	)(b)	56,130	(d)	5,029
				5,029	(b)	(1,269	)(e)
						(93,057	)(f)
Tenant receivables, net of allowance for doubtful accounts	78,432	—		—		—		78,432
Prepaid expenses and other assets	83,178	(46	)(c)	(231	)(c)	1,269	(e)	70,019
		(2,000	)(b)	(10,000	)(b)	(2,151	)(c)
Deferred financing costs, less accumulated amortization	4,245	—		130	(b)	—		4,375
Intangible lease origination costs, less accumulated amortization	338,981	14,160	(b)	3,869	(b)	—		357,010
Deferred lease costs, less accumulated amortization	33,723	—		—		—		33,723
Investments in development authority bonds	294,000	250,000	(g)	120,000	(g)	—		664,000

Total assets	$4,594,477	$529,832		$217,504		$(36,927)		$5,304,886

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET (CONTINUED)

JUNE 30, 2008

(in thousands)

(unaudited)

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments						Pro Forma Total
		Q3 2008 Acquisitions				Other
		Lindbergh Center		Three Glenlake
Liabilities:
Line of credit and notes payable	$974,216	$279,832	(b)	$67,157	(b)	$(93,057	)(f)	$1,253,148
				25,000	(b)
Obligations under capital leases	294,000	250,000	(h)	120,000	(h)	—		664,000
Intangible lease liabilities, less accumulated amortization	110,983	—		—		—		110,983
Accounts payable, accrued expenses and accrued capital expenditures	66,320	—		—		—		66,320
Due to affiliates	2,979	—		—		—		2,979
Dividends payable	10,025	—		—		—		10,025
Deferred income	19,594	—		—		—		19,594

Total liabilities	1,478,117	529,832		212,157		(93,057)		2,127,049

Minority Interest	2,333	—		5,347	(i)	—		7,680

Redeemable Common Stock	647,113	—		—		—		647,113

Stockholders’ Equity:
Common stock, $0.01 par value; 900,000,000 shares authorized; and 408,867,013 shares issued and outstanding as of June 30, 2008	4,089	—		—		63	(d)	4,152
Additional paid in capital	3,646,561	—		—		56,067	(d)	3,702,628
Cumulative distributions in excess of earnings	(533,101)	—		—		—		(533,101)
Redeemable common stock	(647,113)	—		—		—		(647,113)
Other comprehensive loss	(3,522)	—		—		—		(3,522)

Total stockholders’ equity	2,466,914	—		—		56,130		2,523,044

Total liabilities, minority interest, redeemable common stock and stockholders’ equity	$4,594,477	$529,832		$217,504		$(36,927)		$5,304,886

(a)	Historical financial information is derived from Wells REIT II’s quarterly report filed on Form 10-Q for the quarter ended June 30, 2008.

(b)	Reflects the purchase price of the assets and liabilities obtained by Wells REIT II in connection with the respective acquisition, net of any purchase price adjustments.

(c)	Reflects deferred project costs applied to land and building at approximately 2.312% of the cash paid for purchase upon acquisition and subsequent pay-down of acquisition-related borrowings.

(d)	Reflects capital raised through issuance of additional common stock subsequent to June 30, 2008 through July 31, 2008, the acquisition date of the Three Glenlake Building, net of organizational and offering costs, commissions and dealer-manager fees.

(e)	Reflects deferred project costs capitalized as a result of additional capital raised as described in note (d) above.

(f)	Reflects partial pay down of acquisition-related borrowings using cash on-hand at June 30, 2008 and additional capital raised as described in note (d) above.

(g)	Reflects investment in development authority bond for which 100% of the principal balance related to the Lindbergh Center Buildings becomes receivable in 2012 and 100% of the principal balance related to the Three Glenlake Building becomes receivable in 2017.

(h)	Reflects bond note secured by the deed of trust to the respective property for which 100% of the principal balance related to the Lindbergh Center Buildings becomes payable in 2012 and 100% of the principal balance related to the Three Glenlake Building becomes payable in 2017.

(i)	Reflects the joint venture partner’s initial interest in the Three Glenlake Buildings.

The accompanying notes are an integral part of this statement

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(in thousands, except for per share amounts)

(unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
		2007 Acquisitions		Q1 and Q2 2008 Acquisitions		Lindbergh Center		Pro Forma Total
Revenues:
Rental income	$322,506	$39,567	(b)	$26,710	(b)	21,087	(b)	$409,870
Tenant reimbursements	83,861	4,121	(c)	4,992	(c)	2,993	(c)	95,967
Hotel income	24,000	—		—		—		24,000
Other rental income	2,783	—		—		—		2,783

	433,150	43,688		31,702		24,080		532,620
Expenses:
Property operating costs	137,425	13,566	(d)	7,345	(d)	2,993	(d)	161,329
Hotel operating costs	18,004	—		—		—		18,004
Asset and property management fees:
Related party	28,078	4,935	(e)	1,990	(e)	1,726	(e)	36,729
Other	4,838	—		—		—		4,838
Depreciation	61,289	6,350	(f)	5,380	(f)	5,438	(f)	78,457
Amortization	115,540	10,728	(g)	6,897	(g)	5,310	(g)	138,475
General and administrative	18,580	—		—		—		18,580

	383,754	35,579		21,612		15,467		456,412

Real estate operating income	49,396	8,109		10,090		8,613		76,208
Other income (expense):
Interest expense	(49,950)	(5,440	)(h)	(14,429	)(l)	(15,059	)(i)	(99,678)
						(14,800	)(l)
Loss on interest rate swaps	(12,173)	—		—		—		(12,173)
Loss on foreign currency exchange contract	(470)	—		—		—		(470)
Interest and other income	9,019	—		14,429	(k)	14,800	(k)	38,248

	(53,574)	(5,440)		—		(15,059)		(74,073)

Income (loss) before minority interest and income tax benefit	(4,178)	2,669		10,090		(6,446)		2,135
Minority interest in earnings of consolidated entities	(30)	—		—		—		(30)

Income (loss) before income tax benefit	(4,208)	2,669		10,090		(6,446)		2,105
Income tax benefit	(460)	—		—		—		(460)

Net income (loss)	$(4,668)	$2,669		10,090		(6,446)		$1,645

Net income (loss) per share – basis and diluted	$(0.01)							$0.00

Weighted-average shares outstanding – basic and diluted	328,615							431,404 (j)

(a)	Historical financial information derived from Wells REIT II’s annual report filed on Form 10-K for the year ended December 31, 2007.

(b)	Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2007.

(c)	Consists of operating cost reimbursements.

(d)	Consists of property operating expenses.

(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.

(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.

(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.

(h)	Represents interest expense on the $130.3 million mortgage loan originated in connection with the acquisition of 222 East 41st Street that bears interest at 6.675% and matures on August 16, 2017.

(i)	Represents additional interest expense that would have been incurred if the balance of the Wachovia $450.0 million line of credit for the period was equal to the pro forma line of credit balance per the Pro Forma Balance Sheet as of June 30, 2008. The line of credit bore interest at approximately 6.25% for the year ended December 31, 2007.

(j)	Reflects issuance of additional shares of common stock subsequent to December 31, 2007 through July 31, 2008.

(k)	Represents interest income related to development authority revenue bonds issued by the respective development authorities and assumed upon acquisition of the Lenox Park Buildings and the Lindbergh Center Buildings. The development authority bonds related to the Lenox Park Buildings and the Lindbergh Center Buildings earn interest at approximately 6.68% and 5.92%, respectively.

(l)	Represents interest expense related to the bond notes assumed at the acquisition of the Lenox Park Buildings and the Lindbergh Center Buildings.

The accompanying notes are an integral part of this statement

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2008

(in thousands, except for per share amounts)

(unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments						Pro Forma Total
		Q3 2008 Acquisition
		Q1 and Q2 2008 Acquisitions		Lindbergh Center		Three Glenlake
Revenues:
Rental income	$188,320	$7,924	(b)	$10,544	(b)	$1,614	(b)	$208,402
Tenant reimbursements	49,788	1,454	(c)	1,414	(c)	612	(c)	53,268
Hotel income	11,196	—		—		—		11,196
Other rental income	768	—		—		—		768

	250,072	9,378		11,958		2,226		273,634
Expenses:
Property operating costs	79,357	1,453	(d)	1,414	(d)	612	(d)	82,836
Hotel operating costs	8,447	—		—		—		8,447
Asset and property management fees:
Related party	16,991	947	(e)	822	(e)	—		18,760
Other	2,057	—		—		—		2,057
Depreciation	36,343	1,644	(f)	2,720	(f)	654	(f)	41,361
Amortization	59,226	3,449	(g)	2,655	(g)	383	(g)	65,713
General and administrative	12,245	—		—		—		12,245

	214,666	7,493		7,611		1,649		231,419

Real estate operating income	35,406	1,885		4,347		577		42,215
Other income (expense):
Interest expense	(31,485)	(5,074	)(k)	(4,734	)(h)	(571	)(h)	(51,437)
				(7,400	)(k)	(373	)(l)
						(1,800	)(k)
Gain on early extinguishment of debt	2,971	—		—		—		2,971
Loss on interest rate swaps	(639)	—		—		—		(639)
Loss on foreign currency exchange contract	(1,305)	—		—		—		(1,305)
Interest and other income	6,001	5,074	(k)	7,400	(j)	1,800	(j)	20,275

	(24,457)	—		(4,734)		(944)		(30,135)

Income (loss) before minority interest and income tax benefit	10,949	1,885		(387)		(367)		12,080
Minority interest in earnings of consolidated entities	24	—		—		—		24

Income (loss) before income tax benefit	10,973	1,885		(387)		(367)		12,104
Income tax benefit	(489)	—		—		—		(489)

Net income (loss)	$10,484	$1,885		$(387)		$(367)		$11,615

Net income (loss) per share – basis and diluted	$0.03							$0.03

Weighted-average shares outstanding – basic and diluted	388,108							431,404 (i)

(a)	Historical financial information derived from Wells REIT II’s quarterly report filed on Form 10-Q for the six months ended June 30, 2008.

(b)	Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2007.

(c)	Consists of operating cost reimbursements.

(d)	Consists of property operating expenses.

(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.

(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.

(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.

(h)	Represents additional interest expense that would have been incurred if the balance of the Wachovia $450.0 million line of credit for the period was equal to the pro forma line of credit balance per the Pro Forma Balance Sheet as of June 30, 2008. The line of credit bore interest at approximately 3.94% for the six months ended June 30, 2008.

(i)	Reflects issuance of additional shares of common stock subsequent to June 30, 2008 through July 31, 2008.

(j)	Represents interest income earned on development authority revenue bonds issued by the respective development authorities and assumed upon acquisition of the Lenox Park Buildings, the Lindbergh Center Buildings and the Three Glenlake Building. The development authority bonds related to the Lenox Park Buildings, the Lindbergh Center Buildings and the Three Glenlake Building earn interest at approximately 6.68%, 5.92% and 6.00%, respectively.

(k)	Represents interest expense related to the bond notes assumed upon acquisition of the Lenox Park Buildings, the Lindbergh Center Buildings and the Three Glenlake Building.

(l)	Represents interest expense related to the $25.0 million mortgage note obtained in conjunction with the acquisition of the Three Glenlake Building. The mortgage note bears interest at 5.95% and matures on July 31, 2013.

The accompanying notes are an integral part of this statement